UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 11, 2004

                                 ROO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-25659               11-3447894
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                  62 White Street, Suite 3A, New York, NY 10013
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 10, 2004, we entered into a Securities Purchase Agreement with AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC for the sale of (i) $3,000,000 in secured convertible notes and (ii) warrants to purchase 3,000,000 shares of our common stock.

      The investors are obligated to provide us with the funds as follows:

      o     $1,000,000 was disbursed on September 13, 2004;

      o $1,000,000 will be disbursed within five days of filing a registration statement covering the number of shares of common stock underlying the secured convertible notes and the warrants; and

      o $1,000,000 will be disbursed within five days of the effectiveness of the registration statement.

      The notes bear interest at 8%, mature two years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of:

      o     $0.20; or

      o 65% of the average of the three lowest intraday trading prices for the common stock on the Over-The-Counter Bulletin Board for the 20 trading days before but not including the conversion date.

      The full principal amount of the secured convertible notes are due upon a default under the terms of secured convertible notes. In addition, we granted the investors a security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property. We also granted the investors a security interest in all of the capital stock of any corporation owned by us. We are required to file a registration statement with the Securities and Exchange Commission within 120 days of closing, which will include the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 160 days from the date of closing, we are required to pay liquidated damages to the investors. In the event that we breach any representation or warranty in the Securities Purchase Agreement, we are required to pay liquidated damages in shares or cash, at the election of the investors, in an amount equal to three percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

      The warrants are exercisable until five years from the date of issuance at a purchase price of $0.10 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, then we will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

      Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for our shares of common stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

      The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

      The investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.


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

      Under a Guaranty and Pledge Agreement, Mr. Robert Petty, our Chief Executive Officer, agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations, whether matured or unmatured, now or hereafter existing or created and becoming due and payable to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC, their successors, endorsees, transferees or assigns under the Securities Purchase Agreement and other transaction documents to the extent of 36,000,000 shares of our common stock owned by Mr. Petty, and (ii) to grant to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC, their successors, endorsees, transferees or assigns a security interest in the 36,000,000 shares, as collateral security for such obligations.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

      (C)   EXHIBITS.


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

EXHIBIT
NUMBER                                                            DESCRIPTION
------------------ -- ------------------------------------------------------------------------------------------------
4.1                   Securities Purchase Agreement, dated September 10, 2004, by and among ROO Group, Inc. and AJW
                      Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital
                      Partners II, LLC.
4.2                   Callable Secured Convertible Note issued to AJW Offshore, Ltd., dated September 10, 2004.
4.3                   Callable Secured Convertible Note issued to AJW Qualified Partners, LLC, dated September 10,
                      2004.
4.4                   Callable Secured Convertible Note issued to AJW Partners, LLC, dated September 10, 2004.
4.5                   Callable Secured Convertible Note issued to New Millennium Capital Partners II, LLC, dated
                      September 10, 2004.
4.6                   Stock Purchase Warrant issued to to AJW Offshore, Ltd., dated September 10, 2004.
4.7                   Stock Purchase Warrant issued to AJW Qualified Partners, LLC, dated September 10, 2004.
4.8                   Stock Purchase Warrant issued to AJW Partners, LLC, dated September 10, 2004.
4.9                   Stock Purchase Warrant issued to New Millennium Capital Partners II, LLC, dated September 10,
                      2004.
4.10                  Registration Rights Agreement, dated as of September 10, 2004, by and among ROO Group, Inc.
                      and AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium
                      Capital Partners II, LLC.
4.11                  Security Agreement, dated as of September 10, 2004, by and among ROO Group, Inc. and AJW
                      Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital
                      Partners II, LLC.
4.12                  Intellectual Property Security Agreement, dated September 10, 2004, by and among ROO Group,
                      Inc. and AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium
                      Capital Partners II, LLC.
4.13                  Guaranty and Pledge Agreement, dated September 10, 2004, by and among ROO Group, Inc., Robert
                      Petty, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium
                      Capital Partners II, LLC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ROO GROUP, INC.

Date: September 16, 2004
                                                 /s/ Robin Smyth
                                                 -------------------------------
                                                 Robin Smyth
                                                 Chief Financial Officer


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